                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 1996


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE            33-72806, 33-94784           33-0592719
          --------            ------------------           ----------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE          (I.R.S. EMPLOYER
       OF INCORPORATION)           NUMBERS)            IDENTIFICATION NO.)





                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------------

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of  4
                           Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the SEPTEMBER 15, 1996 Distribution Date for the Collection Period ending AUGUST 31, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.











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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  September 15, 1996                  By:  HIROSHI TANAKA
        ------------------                       --------------
                                            Name: Hiroshi Tanaka
                                            Title:   Secretary and Treasurer












                                          3

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                                  INDEX TO EXHIBITS


                                                               SEQUENTIALLY
      EXHIBIT                                                    NUMBERED
      NUMBER                         EXHIBIT                       PAGE
      ------                         -------                       ----

       5.1                   Monthly Servicer's Certificate
                             with respect to the SEPTEMBER
                             15, 1996 Distribution Date for
                             the Collection Period ending
                             AUGUST 31, 1996.




                                          4